AMENDMENT dated as of February 17, 1999, to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June l0, 1997 (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA,
        LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), the banks party thereto (the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. Banks (in such capacity, the "U.S. Agent"), and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (in such capacity, the "Canadian Agent").


     A. Pursuant to the Credit Agreement, the Banks have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

     B. The Borrowers have requested that the Banks agree to amend certain provisions of the Credit Agreement as set forth herein.

     C. The undersigned Banks are willing to so amend the Credit
Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

     D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

     SECTION 1. Amendments. (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

       (i) By adding the following definitions in the appropriate alphabetical order:

     "Extraordinary Charges" means the pre-tax cash portion of the charges taken (or to be taken) by the Company to accrue for future lease costs in connection with the planned closings of approximately 133 of the Company's stores and any sale or closing of certain of the Company's stores in its Atlanta Region.

     "Applicable EBITDA Add-Back" shall mean, for any period of four consecutive fiscal quarters, the amount of the Extraordinary
     Charges, if any, for such period; provided, that the "Applicable
     EBITDA Add-Back" shall not exceed (i) $170 million, for the period of four consecutive fiscal quarters ending February 27, 1999, and (ii) $186 million for any period of four consecutive fiscal quarters thereafter; provided, that the sum of all Extraordinary Charges that are treated as part of the "Applicable EBITDA Add-Back" for each fiscal quarter ending after February 27, 1999 shall not exceed (on a cumulative basis) $16 million in the aggregate.

     "Net Worth Add-Back" shall mean, at any time, the amount by which Tangible Net Worth shall have been decreased as a result of the Extraordinary Charges; provided, that the "Net Worth Add-Back" shall not exceed (i) $97 million, at any time on or prior to the end of the fiscal quarter ended February 27, 1999 and (ii) $106 million, at any time thereafter.

     "Required Coverage Ratio" shall mean (i) 1.6 to 1.0, for the period of four consecutive fiscal quarters ended February 27, 1999, (ii) 1.4 to 1.0, for each of the two periods of four consecutive fiscal quarters that end at the ends of the first two fiscal quarters that begin in fiscal 1999, (iii) 1.45 to 1.0, for the period of four consecutive fiscal quarters that ends at the end of the third fiscal quarter that begins in fiscal 1999, and
     (iv) 1.7 to 1.0, for all other periods.

       (ii) By deleting in its entirety the table in the definition of "Applicable Facility Fee Percentage" and replacing it with the following:

S&P/Moody's Rating                           Facility Fee
------------------                           -------------
Category 1
----------
A-/A3 or higher                                0.100%

Category 2
----------
BBB+/Baa1                                      0.125%

Category 3
----------
BBB/Baa2                                       0.150%

Category 4
----------
BBB-/Baa3                                      0.250%

Category 5
----------
BB+/Ba1                                        0.300%

Category 6
----------
BB/Ba2 or lower                                0.375%

       (iii) By deleting in its entirety the table in the definition of "Applicable Margin" and replacing it with the following:

S&P/Moody's Rating                           Spread
------------------                           ------

Category 1
----------
A-/A3 or higher                                0.275%

Category 2
----------
BBB+/Baa1                                      0.375%

Category 3
----------
BBB/Baa2                                       0.475%

Category 4
----------
BBB-/Baa3                                      0.500%

Category 5
----------
BB+/Bal                                        0.700%

Category 6
----------
BB/Ba2 or lower                                1.00%

       (iv) By adding to the definition of "Tangible Net Worth,"
after the proviso thereto and before the final period, the  following
clause; ";provided, further, that Tangible Net Worth   shall be
increased by the Net Worth Add-Back, if any".

       (v) By adding to the definition of "EBITDA" in the second line thereto following "Income from Operations," the following: "(i)", and by adding to the definition of "EBITDA" before the final period thereto, the following: "and (ii) the Applicable EBITDA Add-Back".

       (b) Section 6.03 of the Credit Agreement is hereby amended by striking "1.7 to 1.0" and substituting in its place "the Required
Coverage Ratio".

       SECTION 2.  Representations and Warranties.  Each of the
Borrowers represents and warrants to the Agents and the Banks that:

       (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium,  reorganization
or other similar laws affecting creditors' rights      generally and
except as enforceability may be limited by general     principles of
equity (regardless of whether such enforceability is   considered in a
proceeding in equity or at law).

       (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

       (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

SECTION 3.  Conditions to Effectiveness.  This Amendment shall become effective (as of the date first written above) on the date
(the "Amendment Effective Date") when (a) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Banks and (b) the Agents shall have received payment of the fees payable under Section 4 below (to the extent due on the Amendment Effective Date) and any out-of-pocket expenses of the
Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date. This Amendment shall terminate on March
3, 1999, unless all conditions set forth in this section shall have been satisfied at or before 5 p.m., New York City time, on that date;
provided, that the Company, with the consent of the U.S.    Agent, may
extend such date to a later date (but no later than    March 15,
1999).

       SECTION 4. Amendment Fee. The Borrowers agree to pay to each Bank that executes and delivers a copy of this Amendment to the
Agents (or their counsel) on or prior to February 26, 1999, an
amendment fee in an amount equal to 0.125% of such Bank's   Commitment
(whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for any such amendment fee if this Amendment does not become effective; provided further, that the Company, with the consent of the U.S. Agent, may extend such date to a later date (but no later than March 13, 1999). Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Bank entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Bank that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Bank becomes entitled to such fee.

       SECTION 5. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents.

       SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Banks under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

       SECTION 7. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence
on the date hereof.  After the date hereof, any reference   to the
Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

       SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this
  Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

       SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.



                              THE GREAT ATLANTIC & PACIFIC
                              TEA COMPANY, INC.,

                                by

                              /s/ R. Terrence Galvin
                              ----------------------
                              Name:  R. Terrence Galvin
                              Title: Vice President, Finance and
                              Treasurer


                              THE GREAT ATLANTIC & PACIFIC
                              COMPANY OF CANADA, LIMITED,

                                by

                              /s/ R. Terrence Galvin
                              ----------------------
                              Name:  R. Terrence Galvin
                              Title: Vice President, Finance and
                              Treasurer


                              THE CHASE MANHATTAN BANK,
                              individually and as U.S. Agent,

                                by

                              /s/ The Chase Manhattan Bank
                              ----------------------------


                              COMMERZBANK AKTIENGESELLSCHAFT,
                              individually and as Documentation
                              Agent,

                                by

                              /s/ Commerzbank Aktiengesellschaft
                              ----------------------------------


                              THE CHASE MANHATTAN BANK OF CANADA,
                              individually and as Canadian Agent,

                              by

                              /s/ The Chase Manhattan Bank of Canada
                              --------------------------------------


                              NATIONSBANK, N.A.,

                                by

                              /s/ Nationsbank, N.A.
                              ---------------------


                              ROYAL BANK OF CANADA (NEW YORK)

                              by

                              /s/ Royal Bank of Canada (New York)
                              ----------------------------------


                              CITIBANK, N.A.,

                              by

                              /s/Citibank, N.A.
                              -----------------


                              THE BANK OF NOVA SCOTIA (NEW YORK),

                              by

                              /s/ The Bank of Nova Scotia (New York)
                              --------------------------------------


                              FIRST UNION NATIONAL BANK,
                              as successor by acquisition to
                              Corestates Bank, N.A.,

                              by

                              /s/ First Union National Bank
                              -----------------------------


                              THE BANK OF NEW YORK,

                              by
                              /s/ The Bank of New York
                              ------------------------


                              DEUTSCHE BANK AG NEW YORK BRANCH
                              AND/OR CAYMAN ISLANDS BRANCH,

                              by

                              /s/ Deutsche Bank AG New York Branch
                                  and/or Cayman Islands Branch
                              ------------------------------------


                              THE SUMITOMO BANK, LIMITED,
                              NEW YORK BRANCH,

                              by

                              /s/ The Sumitomo Bank, Limited,
                                  New York Branch
                              --------------------------------


                              NORDDEUTSCHE LANDESBANK
                              GIROZENTRALE NEW YORK AND/OR
                              CAYMAN ISLANDS BRANCH,

                              by

                              /s/ Norddeutsche Landesbank
                                  Girozentrale New York and/or
                                  Cayman Islands Branch
                              --------------------------------


                              THE NORTHERN TRUST COMPANY,

                                by

                              /s/ The Northern Trust Company
                              ------------------------------


                              FLEET NATIONAL BANK,

                              by

                              /s/ Fleet National Bank
                              -----------------------


                              ARAB BANK PLC,

                              by

                              /s/ Arab Bank PLC
                              -----------------


                              THE BANK OF NOVA SCOTIA (TORONTO),

                              by

                              /s/ The Bank of Novia Scotia (Toronto)
                              --------------------------------------


                              CITIBANK (CANADA),

                              by

                              /s/ Citibank (Canada)
                              ---------------------


                              DEUTSCHE BANK CANADA,

                              by

                              /s/ Deutsche Bank Canada
                              ------------------------


                              LANDESBANK HESSEN THUERINGEN-
                              GIROZENTRALE,

                              by

                              /s/ Landesbank Hessen Thueringen-
                                  Girozentrale
                              ---------------------------------


                              HIBERNIA NATIONAL BANK,

                              by

                              /s/ Hibernia National Bank
                              --------------------------


                              SUMMIT BANK,

                              by

                              /s/ Summit Bank
                              --------------------


                              BAYERISCHE LANDESBANK
                              GIROZENTRALE,

                              by

                              /s/ Bayerische Landesbank
                                  Girozentrale
                              -------------------------
                              by


                              BERLINER BANK AG,

                              by

                              /s/ Berliner Bank AG
                              --------------------


                              CARIPLO Cassa de Risparmio delle
                              Provincie Lombarde S.p.A.,

                              by

                              /s/ Cariplo Cassa de Risparmio delle
                                  Provincie Lombarde S.p.A.
                              ------------------------------------


                              EUROPEAN AMERICAN BANK,

                              by

                              /s/ European American Bank
                              --------------------------


                              FIRSTAR BANK,

                              by

                              /s/ Firstar Bank
                              ----------------


                              MICHIGAN NATIONAL BANK,

                              by

                              /s/ Michigan National Bank
                              --------------------------


                              STATE STREET BANK AND TRUST
                              COMPANY,

                              by

                              /s/ State Street Bank and Trust Company
                              ---------------------------------------

                              WACHOVIA BANK, N.A.,

                              by

                              /s/ Wachovia Bank, N.A.
                              ---------------------